As filed with the Securities and Exchange Commission on May 6, 1998.
                                                   Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                       Registration Statement on Form S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         CALIBER LEARNING NETWORK, INC.
             (Exact name of registrant as specified in its charter)

       MARYLAND                                      52-2001020
(State of Incorporation)                  (I.R.S. Employer Identification No.)

                       3600 Clipper Mill Road, Suite 300
                           Baltimore, Maryland 21211
                                (410)  843-1000
              (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive office)

             Chris L. Nguyen, President and Chief Executive Officer
                        Caliber Learning Network, Inc.
                       3600 Clipper Mill Road, Suite 300
                           Baltimore, Maryland 21211
                                (410)  843-1000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                   Copies to:
     Richard C. Tilghman, Jr.                   Walter G. Lohr, Jr.
     Piper & Marbury L.L.P.                     Hogan & Hartson L.L.P.
     36 South Charles Street                    111 South Calvert Street
     Baltimore, Maryland  21201                 Baltimore, Maryland 21202
     (410) 539-2530                             (410) 659-2700

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box: [_]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-47565

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_] ______________________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                        CALCULATION OF REGISTRATION FEE
================================================================================
              Title of                Proposed Maximum
               Shares                    Aggregate           Amount of
          to be Registered             Offering Price   Registration Fee (1)
--------------------------------------------------------------------------------
Common Stock, $.01 par value........      $630,000            $190.91
================================================================================

(1) Calculated in accordance with the provisions of Rule 457(q) of the Securities Act of 1933, as amended.

                                EXPLANATORY NOTE


     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)") to register an additional 45,000 shares of Common Stock of Caliber Learning Network, Inc., and includes the registration statement facing page, this page, the signature page, an exhibit index, an accountants' consent and an Exhibit 5 legal opinion. Pursuant to Rule 462(b), the contents of the registration statement on Form S-1 (File
No. 333-47565) of Caliber Learning Network, Inc., including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in Baltimore, Maryland on this 6th day of May, 1998.


                         CALIBER LEARNING NETWORK, INC.



                         By                   *
                             -----------------------------------
                             Chris L. Nguyen, President
                                  and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                                 Title                     Date
              ---------                                 -----                     ----
     *
--------------------------------------     (Principal Executive Officer)       May 6, 1998
R. Christopher Hoehn-Saric

     *
--------------------------------------     Vice Chairman of the Board of
Douglas L. Becker                                    Directors                 May 6, 1998

     *
--------------------------------------      President and Chief Executive
Chris L. Nguyen                         Officer (Principal Executive Officer)  May 6, 1998

     *
--------------------------------------   Chief Financial Officer (Principal
Rick P. Frier                             Financial and Accounting Officer)    May 6, 1998

     *
--------------------------------------                Director                 May 6, 1998
Susan Mayer

     *
--------------------------------------                Director                 May 6, 1998
John P. Hill

     *
--------------------------------------                Director                 May 6, 1998
Janeen M. Armstrong



**By:   /s/ Mathew C. Brenneman
        ------------------------------
        Mathew C. Brenneman
        Attorney-In-Fact

                                 EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

   5.01      Opinion of Piper & Marbury L.L.P.
  23.01      Consent of Ernst & Young LLP
  23.02      Consent of Piper & Marbury L.L.P. (included in Exhibit 5.01)
  24.01      Power of Attorney*
--------------------

* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (No. 333-47565) filed on March 10, 1998.